OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                      Supplement dated December 30, 1999 to the
                       Prospectus dated February 26, 1999


      1. The Prospectus of Oppenheimer Quest Capital Value Fund, Inc. is amended by adding the following paragraph to the end of the section captioned "How the Fund is Managed" on page 14:

               Shareholders of the Fund were previously informed of the proposal to reorganize the Fund with and into Oppenheimer Quest Balanced Value Fund. At the adjourned shareholder meeting of the Fund held on December 17, 1999, the proposal did not receive the requisite shareholder vote. Accordingly, the Fund will not reorganize into Oppenheimer Quest Balanced Value Fund at this time.

      2. The subsection "Annual Fund Operating Expenses" under the heading "Fees and Expenses of the Fund" on page 8 is amended by adding the following footnote beneath the current text:

               The Board of the Fund has reduced the rate of the asset-based sales charge for Class A shares from 0.25% to 0.20% of average annual net assets representing Class A shares effective January 1, 2000, to 0.15% effective January 1, 2001, and to 0.10% effective January 1, 2002. The Board can set the rate up to 0.25% of average annual net assets under the Distribution and Service Plan for Class A shares. The Distributor pays out a portion of the asset-based sales charge equal to 0.10% of the average annual net assets of Class A shares to dealers and financial institutions that hold Class A shares or whose customers hold them. Until February 28, 1999, the Distributor waived its receipt of a portion of the asset-based sales charge equal to 0.15% for Class A shares.






      December 30, 1999                             ps835.009